Corporate Overview

SEDONA Corporation

1003 West 9   Avenue

Second Floor

King of Prussia, PA 19406

Phone: 610.337.8400

www.sedonacorp.com

Presented by: Marco Emrich, President & CEO

                         Anita Primo, VP & CFO

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This presentation may contain “forward-looking statements.”  As defined by the SEC, forward-looking statements are statements other than historical information or statements of current condition which relate to the plans, objectives, and expectations of SEDONA Corporation in the future.  In light of the risks and uncertainties inherent in all forward-looking statements, the inclusion of such statements should not be regarded as a representation by the
Company that the objectives or plans of the Company will be achieved or that any of the Company’s operating expectations will be realized as they are influenced by a host of internal and external impacts which are difficult to predict.  You should refer to the Company’s reports filed with the SEC for further information regarding the risks and uncertainties of the Company’s operations.

Forward-Looking Statements

SEDONA provides Customer/Member Relationship Management
(CRM/MRM) software application and services specifically tailored to the small-to-midsize financial services market and, most recently, the higher education market.

Provides community and regional banks, and credit unions with a complete and accurate view of their customer’s relationships and interactions.

Provides educational institutions with an enterprise marketing system to support the needs of their continuing education programs.

Company Business

Ticker Symbol

Share price as of 06/30/06

52-week trading range

3-month average volume

Shares outstanding as of 06/30/06

Fully Diluted Shares as of 06/30/06

Market Cap as of 06/30/06

Insider Holdings as of 06/30/06

Total Debt as of 06/30/06

Cash Positions as of 06/30/06

Auditor

Legal Counsel

Transfer agent

Key Facts

SDNA

$0.22

$0.12 - $0.39

50,500 shares

89,843,102

123,494,899

$19.765 million

42.6%

$6.3 million

$59,000

McGladrey & Pullen

White and Williams LLP

StockTrans, Inc.

Marco Emrich, President and Chief Executive Officer

Over 25 years of software industry experience.

Led companies to key strategic acquisitions, successful joint ventures, equity financing, and corporate development within dynamic and changing business environments.

Has served as the Company’s President and CEO since September 1999, and previously:

President and CEO of e-commerce solutions provider, empresa Inc.

President, CEO and Chairman of the Board  of Application Delivery
Management Software provider, CenterLine Software, Inc.

President of Application Development System provider, CinMark
Solutions, Inc. and Senior Director at Cincom Systems, Inc.

Management Team

Anita Primo, Vice President and Chief Financial Officer

Extensive operational and financial background.

Has served as the Company’s CFO and secretary of the board since 2003 and
Controller since 2000.

Former Controller and Treasurer for a major manufacturer of precision ordnance products for the U.S. government.

Tim Rimlinger, Vice President of Engineering and Chief Technology Officer

Has served as Director of Technology Development since joining the Company in 1996, VP of Engineering since 2000 and CTO since 2003.

Management Team

6

Extensive knowledge in planning and managing the design, implementation, delivery and support of leading-edge technology for the application software market.

Former Senior Development Engineer at Lockheed Martin and GE Aerospace.

Industry-specific CRM/MRM application designed and priced to support and meet the needs of the multiple lines of business of small-to-midsize financial services institutions.

Provides financial services institutions with the ability to share all information about customers and prospects throughout the organization.

Enables the entire financial services institution to effectively identify, acquire, foster and maintain loyal, profitable customers.

Provides financial services institutions with an effective deployment of an enterprise business application in either an in-house or Application Services
Provider (ASP) environment.

Unique Customer Offering

Commercial and saving banks and credit unions with total asset value below
$10 billion.

CRM/MRM Solution
at the Forefront of Technology

Core
Processor
Back-Office
Data

Other
Internal
Data

Third-Party
Enhancement
Data

Update Manager

Householding &
Customerization

Profitability
Management

Customer Retention

Cross Sell/Next
Best Product

CVI, HVI Calculated
Fields

History Processing

Datamart
DB2
Oracle
SQLserver

Internet

Intranet

Wireless

NT/2000, OS400,
XP Unix, Linux

Point of Service

         360° view of Contact and Household’s:

Profit

Policies & Accounts

Marketing campaigns

Business processes

Lead & referral tracking

Interactive, real-time comments

Cross-sell recommendations

Retention risk

Reports

Web-based, .html or .pdf

35 templates supplied

Guided Development & Editing

Tables, charts, graphs, maps

Marketing Tools

Segmentation

Campaign Management

Lead Management

User Portal / My Page

Tailored for each user

Highly secure data and application access

Supports multi-vertical, multi-currency, & multi-language

© Copyright 2004 SEDONA Corporation

PCs, Laptops, Handheld Systems

Intarsia®

Monitor critical business performance such as profitability of customers, households and products.

Predict customer retention and product and services cross-sell recommendations.

Measure the effectiveness of lead generation and marketing campaigns to ensure timely follow-up of referrals, customer requests and sales leads.

Pricing model in-line with financial services institution’s business.

Unlimited number of users rather than traditional “per seat” model.

Based on total asset value of community and regional banks.

Based on membership of credit unions.

Intarsia
Meeting the Needs of Financial Services Institutions

Assist financial services institutions to improve key performance metrics to strengthen their position in the market and obtain greater share of the customer’s wallet.

Assets per accounts and assets per members

Return on Assets (ROA)

Return on Equity (ROE)

Total deposits and loans

Intarsia
Delivering the Ultimate Result

Intarsia
Delivering the Ultimate Result

In a typical financial services institution, 20% of the customers represent
160% of the profits. (First Manhattan Consulting)

A 5% increase in customer retention can produce an increase of profits between 25% to 80%. (Bain & Co.)

A customer with one relationship with a financial services institution has a
35% chance of leaving, while customers with more than three relationships have an 85% chance of being with the financial services institutions for 3 to
5 years. (Oliver Wyman & Co.)

Financial Services Market

FINANCIAL

INSTITUTION

TOTAL ASSET

VALUE

<

$100M

$100M

-

$300M

$300M

-

$500M

$500M

-

$1B

$1B

-

$3B

$3B

-

$10B

>$10B

COMMERCIAL

& SAVINGS

BANKS

3,806

2,918

826

654

263

154

118

C

REDIT

UNIONS

7,781

727

182

151

92

10

2

TOTAL

11,587

3,645

1,008

805

355

164

1

20

Source: FDIC & National Credit Union Association – September 2006

SEDONA targets financial services institutions with total asset value below $10 billion.

Jack Henry, 29%

Fiserv, 33%

FIS, 8%

Kirchman, 7%

Modern Banking

Systems, 6%

Others, 17%

Fiserv, 35%

Metavante, 9%

Aurum Tech, 9%

InterCept, 8%

Jack Henry, 8%

Computer Services,

6%

BISYS, 7%

FIS, 7%

Other, 9%

In-House
Systems

Sources:  Automation in
Banking Report & ABA
Journal

Processing Methods for US Financial Institutions

24%

76%

Credit Unions

42%

58%

Small Banks (less than $500M)

33%

67%

Mid-size Banks ($500M - $10B)

18%

82%

Large Banks (over $10B)

ASP

In-House

Type of Institution

ASP

Financial Services Market

Sales Channels

OEM partnership with leading Core Systems Providers for the financial services market.

Financial services institutions trust their core business to their Core Systems
Providers.

As back-office systems become a commodity, Core Systems Providers view application integration, including CRM/MRM technology, as the new core system technology required for their continuous growth.

Leverage SEDONA’s CRM/MRM technology to generate additional product and services revenue.

(1) Core Systems Providers deliver technology, solutions and services to financial services institutions.

Sales Channels

OEM partnership with leading Core Systems Providers for the
financial services market (cont.)

Worldwide, perpetual, non-exclusive license to use, modify, imbed, market, sublicense and resell SEDONA’s CRM/MRM technology.

Fiserv Solutions Inc.

Connecticut Online Computer Center

   Sanchez Computer Associates Inc. (acquired by Fidelity National Financial)

Current OEM Partners maintain approximately 25% of the existing bank and credit union customers in SEDONA’s target market in the United
States.

Note: The Core Systems Providers listed above represent a partial list of SEDONA’s OEM partners.

Industry-specific association sponsorships.

Focused on delivering value-added products and services to all credit unions and their members.

The only preferred partner for MRM application and services for the National
Association of Federal Credit Unions (NAFCU) Services Corporation.

Sales distribution partnership with Core Systems Providers.

MRM application and services provider for Data Systems of Texas, a Sharetec
Systems provider.

Sales Channels

One-time technology license fees from new OEM agreements with Core
Systems Providers for the financial services market.

In-house license fees.

New sales from Core Systems Providers.

New sales from software and service solutions providers for the banking and credit union markets.

New sales to financial services institutions generated from referrals by industry-
specific associations and sales distribution partners.

New sales to educational institutions.

Multi-year, monthly subscription fees from ASP sales by Core Systems
Providers.

Sales Channels
Revenue Sources

Professional services fees.

Core Systems Providers.

Core Systems Providers’ customers.

SEDONA’s  existing customer base.

Annual maintenance fees from Core Systems Providers’ customers and
SEDONA’s existing customer base.

Sales Channels
Revenue Sources

Success Story #1

Customer Description :

Regional bank with $1 billion in total asset value.

Customer Objective:

Improve marketing ROI.

Customer Strategy:

Development of a marketing campaign for a home equity program.

Solution Results:

Calls made to current homeowner customers, who did not have a home equity line at the bank.

Prospect lists developed for each branch and were distributed using Intarsia’s
Lead Tracking component.

Home equity lines approved have increased 45% and equity line balances by
78%.

Success Story #2

Customer Description :

Regional bank with 5,460 households.

Customer Objective:

Increase retention of most profitable customer households (first decile).

Customer Strategy:

Analyze customer profitability and cross sell opportunities.

Solution Results:

Bank identified the average household profit for the first decile to be $6,930.

Customer retention of most profitable households increased by 6%, yielding an annual profit increase of $227,027.

Program generated 562% ROI based on bank’s investment of $40,400 in purchasing Intarsia.

Competitive Landscape

John Harland Company (NYSE:JH): Provider of software and printed products to the financial and educational markets

Core Systems (UltraData®, Phoenix and SPARAK®) and CRM system (Touché®)

Harte Hanks Inc. (NYSE:HHS): Provider of direct and target marketing services to consumer and business-to-business marketers.

CRM system (CRM Suite)

Marquis Software Solutions Inc. (private): Provider of MCIF database marketing for financial institutions.

CenTrax, MarketTrax and CallTrax

Raddon Financial Group (private): Provider of consumer research, profitability analysis, MCIF software and e-commerce strategies to financial institutions.

iNTEGRATOR

Competitive Advantage

Entrenched sales channel through worldwide OEM partnerships with leading Core Services Providers for the financial services market.

Proven CRM solution specifically designed and priced for the financial services markets.

Fully integrated with the financial services institution’s core processing systems.

Designed to support the business processes and data requirements of the multiple lines of business within the financial services institution.

Fully implemented within 10 business days (1).

(1) Following the delivery to SEDONA of all data file extracts for the financial services institution’s core processing system.

Development of a new version of Intarsia for the higher education market in cooperation with  a leading educational institution.

a
s

a

a

a

Intarsia
Entering a New Vertical Market

23

     Enterprise Marketing System specifically tailored to support the requirements of the educational institution’s continuing education programs.

     Fully integrated with educational institution’s enrollment system.

     Priced based on student enrollment.

     First installation scheduled for late fiscal year 2006.

Financial Summary
Statement of Operations

Q1

Q2

Q3

Q4

2005

Q1

Q2

H12006

REVENUE

157

229

198

139

723

468

310

778

GROSS PROFIT

73

180

143

79

475

404

226

630

EBITDA

(747)

(557)

(529)

(684)

(2,517)

(314)

(410)

(724)

NET LOSS

(817)

(641)

(630)

(806)

(2,894)

(420)

(538)

(958)

FY2005

FY2006

102% revenue growth for the six months ended 6/30/06 over to same period one year ago and 131% revenue growth over the trailing six month period.

Gross margin percentage improvement of over 15% for the six months ended 6/30/06 compared to same period one year ago and gross margin improvement of 15% over the trailing six month period.

EBIDTA for the six months ended on 06/30/06 of ($724,000), compared to ($1,304,000) for the same period one year ago and EBIDTA improvement of 40% over the trailing six month period.

As of June 30, 2006, deferred revenue from monthly subscription fees increased 198%
over the trailing six month period.

Growth Strategy

Foster existing OEM partnerships with leading Core Systems Providers by promoting corporate-wide adoption of SEDONA’s CRM/MRM
technology.

Increase potential market penetration from 25% to over 40% of the current bank and credit union target markets.

Expand indirect sales channel by formalizing new OEM agreements with
Core Systems Providers and sales distribution agreements with services organizations for the financial services market.

Leverage existing industry-specific association’s sponsorship and sales distribution partnerships to acquire new customers through direct sales.

Establish a new initiative to market and sell a vertical CRM solution into the untapped continuing education market.

1003 West 9   Avenue

Second Floor

King of Prussia, PA 19406

Phone: 610.337.8400

www.sedonacorp.com

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